51644
                                                       3/99
Prospectus Supplement
dated March 22, 1999 to:
_______________________________________________________________________________
PUTNAM HEALTH SCIENCES TRUST (THE "FUND")
Prospectus dated December 30, 1998

The "Fees and Expenses" section is replaced with the following:

FEES AND EXPENSES
This table summarizes the fees and expenses you may pay if you invest in the fund.  Expenses are based on the fund's last fiscal year.
SHAREHOLDER FEES (fees paid directly from your investment)
                                CLASS A  CLASS B  CLASS M
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
the offering price)              5.75%    NONE*    3.50%*

Maximum Deferred Sales Charge (Load)
(as a percentage of the original
purchase price or redemption
proceeds, whichever is lower)   NONE**  5.00%     NONE

ANNUAL FUND OPERATING  EXPENSES
(expenses that are deducted from fund assets)
                                  TOTAL
                                  ANNUAL FUND
                MANAGEMENT        DISTRIBUTION   OTHER     OPERATING
                FEES (12B-1)      FEES           EXPENSES  EXPENSES
CLASS A         0.55%             0.25%          0.20%     1.00%
CLASS B         0.55%             1.00%          0.20%     1.75%
CLASS M         0.55%             0.75%          0.20%     1.50%

*The higher 12b-1 fees borne by class B and class M shares may cause long-term class B and class M shareholders to pay more than the total sales charges paid by class A shareholders.
**A deferred sales charge of up to 1% may be imposed on certain redemptions of class A shares bought without an initial sales charge.

EXAMPLE
This example translates the "total annual fund operating expenses" shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

             1 YEAR    3 YEARS   5 YEARS   10 YEARS
CLASS A      $671      $875      $1,096    $1,729
CLASS B      $678      $851      $1,149    $1,864*
CLASS B      $178      $551      $  949    $1,864*
(no redemption)
CLASS M      $497      $807      $1,140    $2,078

*Reflects the conversion of class B shares to class A shares, which pay lower 12b-1fees. Conversion occurs no more than eight years after purchase.

The "Distribution (12b-1) plans." section under "How do I buy fund shares?" is replaced with the following:

DISTRIBUTION (12B-1) PLANS. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B and class M shares. The Trustees currently limit payments on class A, class B and class M shares to 0.25%, 1.00% and 0.75% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B and class M shares may cost you more than paying the initial sales charge for class A shares. Because class M shares, unlike class B shares, do not convert to class A shares, class M shares may cost you more over time than class B shares.